Exhibit 10.20

    CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR A PORTION OF THIS DOCUMENT.
                THE OMITTED PORTION IS INDICATED BY ASTERISKS (*)

               Discovery Communications Incorporated
                       641 Lexington Avenue
                             8th Floor
                   New York, New York 10022-4503
                           212-751-2120




                                  May 19, 1997

Jane M. Abernethy
Lancit Media Entertainment Ltd.
601 West 50th Street, 6th Floor
New York, New York 10019

Dear Jane:

           This letter will confirm the points that have been agreed between Lancit and Discovery Communications, Inc. ("DCI") regarding the Discovery Channel Kids block (the "Block"):

           1. Based on Lancit's commitment to provide DCI with a range of programming opportunities suitable for exhibition as part of the Block, DCI shall license and air a minimum of one-sixth of the Block of programming from Lancit.

           2. DCI shall order a minimum of thirteen (13) half-hours per year for a minimum of two years from Lancit It is expected that the first series of half-hours will air in calendar 1998 or sooner.

           3. DCI's minimum air commitment shall expand proportionately as the Block expands. For example, if DCI expands the Block to six hours of programming, DCI would license and air one hour of Lancit-produced programming.

           4. The license fee that DCI shall pay per program for such Lancit programming shall be ****************************************************
*******************************************************************************.

           Please sign in the space below to confirm Lancit's acceptance of these points. I will then ask our Legal Department to prepare a formal agreement incorporating these items.

                               Sincerely,

                               DISCOVERY COMMUNICATIONS, INC.


                               By:     /s/ MARJORIE KAPLAN


ACKNOWLEDGED AND AGREED:

LANCIT MEDIA ENTERTAINMENT, LTD.


By:     /s/ JANE M. ABERNETHY